THIS STOCK OPTION AGREEMENT made as of the 2nd day of April, 2005.

BETWEEN:

            AQUALSOL ENVIROTECH LTD., a company duly incorporated under the laws of the Cayman Islands, B.W.I., having its Registered Office at The registered office is located at The Huntlaw Building, 75 Fort Street, PO Box 190 GT, Grand Cayman, Cayman Islands and its Head Office at Suite 1980 - 1055 West Hastings Street, in the City of Vancouver, in the Province of British Columbia, V6E 2E9.

            (hereinafter called the "Company")

                                                              OF THE FIRST PART

AND:
            KEN Z. CAI, of 7133 Maple Street, Vancouver, B.C., V6E 2E9.

            (hereinafter called the "Holder")

                                                             OF THE SECOND PART

WHEREAS:

A. The Holder is a director of the Company or of its subsidiary (a "Director"), or an employee of the Company or its subsidiary (an "Employee"), or a consultant to the Company providing independent services to the Company (a "Consultant").

B. The effective date of this Agreement and the date for reference shall be the 2nd day of April, 2005.

      NOW THEREFORE THIS AGREEMENT WITNESSETH as follows:

1. The Company hereby grants to the Holder upon the terms and conditions hereinafter contained, the sole and exclusive right and option (the "Option") for a period of five (5) years to purchase all or any part of the SIXTY THOUSAND (60,000) shares of its capital as fully paid and non-assessable freely traded shares, exercisable in increments of one-third per year for each year, up to and inclusive of the third anniversary of the effective date hereof, at a price of $0.10 per share (the "option shares"), the grant of such Option being subject always to the provisions as to earlier termination as set out in paragraph 2 hereof.

2.    (a)   SAVE AND EXCEPT as hereinafter provided, in the event that the
            Holder becomes neither a Director nor an Employee nor a Consultant, all rights granted to the Holder hereunder as to any of the option shares and with respect to which the Holder has not theretofore exercised the Holder's Option to purchase shall forthwith cease and determine upon the expiry of a period of thirty (30) days next following the date upon which the Holder becomes neither a Director nor an Employee nor a Consultant.

      (b)   (i)   In the event of the death of the Holder during the term of the
                  Option granted to the Holder under this Agreement, the Holder's personal representatives shall be entitled to purchase all or any part of the option shares; PROVIDED ALWAYS that the Option is exercised and the payment is tendered within one (1) year of the date of death;

            (ii) SAVE AND EXCEPT as expressly provided in sub-clause (i) hereof, the Option granted to the Holder shall cease and determine upon the Holder's death.

3. If the Holder at any time and from time to time during the Option exercise period desires to purchase any of the option shares, the Holder may do so by giving notice to the Company at its Registered Office or Head Office within the time or times herein limited for exercise of the Option and by tendering to the Company at its Registered Office or Head Office the Holder's certified cheque in favour of the Company in the full amount of the purchase price payable hereunder for such number of the option shares comprised in the election.

4. The Option granted under this Agreement is non-assignable and non-transferable.

5.    Time shall be of the essence of this Agreement.

6.    (a)   SAVE AND EXCEPT in the case of the issuance of additional shares of the Company for a consideration, in the case of any re-classification or re-organization of the capital of the Company or in the case of the merger or amalgamation of the Company with or into any other company, or if and whenever the shares of the Company are sub-divided into a greater number or consolidated into a lesser number of shares, or in the event of any payment by the Company of a stock dividend, then as a condition of such re-classification or re-organization of capital, merger, amalgamation, sub-division, consolidation or payment of a stock dividend, this Option shall be adjusted and lawful and adequate provision shall be made whereby the Holder hereof shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Option Agreement and in lieu of the shares of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such re-classification or re-organization of capital, merger, amalgamation, sub-division, consolidation or payment of a stock dividend not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the Holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Option exercise price and of the number of shares purchasable upon the conversion of this Option) shall thereafter be applicable, as nearly as may be in relation to any shares of stock, securities or assets hereafter deliverable upon the exercise hereof.

      (b) The adjustments provided for in this section in the subscription rights pursuant to this Option are cumulative.

      (c) If any question shall at any time arise with respect to any adjustments to be made under this Clause 6, such question shall be conclusively determined by the Company's auditor or, if he declines to so act, any other chartered accountant in Vancouver, B.C. that the Company may designate and who shall have access to all appropriate records, and such determination shall be binding upon the Company and the Holder.

      (d) Nothing in this Clause 6 shall in any way extend the time within which this Option may be exercised.

7. The Holder represents that he/she is a Director, an Employee or a Consultant.

8. The Holder represents that he/she has not been induced to enter into this Agreement by the expectation of any form of remuneration.

9. This Agreement and any amendments thereto are subject to their acceptance for filing with the appropriate securities regulatory authorities.

10. The grant of the Option herein contained shall be subject to its approval by the shareholders of the Company prior to the exercise of all or a portion of the Option if the Holder is an "insider" of the Company, as that term is defined in the Securities Act (British Columbia) and applicable laws in the jurisdiction of the Cayman Islands, B.W.I..

11. Any amendment to this Agreement shall be subject to its approval by the shareholders of the Company if the Option granted herein, as originally constituted, was approved by the shareholders of the Company or if at the time of such amendment the Holder is an "insider" of the Company.

12. This Agreement shall enure to the benefit of the Holder and shall, to the extent hereinbefore provided, enure to the benefit of the Holder's heirs, executors and administrators.

      IN WITNESS WHEREOF the parties hereto have caused these presents to be executed as and from the day, month and year first above written.

THE COMMON SEAL OF                                 )
AQUALSOL ENVIROTECH LTD.                           )
was hereto affixed in the presence of:             )
                                                   )
                                                   )                        c/s
                                                   )
______________________________________             )
                                                   )
______________________________________             )



SIGNED, SEALED and DELIVERED by                    )
KEN Z. CAI in the presence of:                     )
                                                   )
                                                   )
______________________________________             )
Signature                                          )
                                                   )
                                                   )
______________________________________             )     _______________________
Address                                            )     KEN Z. CAI
                                                   )
______________________________________             )
                                                   )
                                                   )
                                                   )
______________________________________             )
Occupation                                         )

      THIS STOCK OPTION AGREEMENT made as of the 2nd day of April, 2005.

BETWEEN:

            AQUALSOL ENVIROTECH LTD., a company duly incorporated under the laws of the Cayman Islands, B.W.I., having its Registered Office at The registered office is located at The Huntlaw Building, 75 Fort Street, PO Box 190 GT, Grand Cayman, Cayman Islands and its Head Office at Suite 1980 - 1055 West Hastings Street, in the City of Vancouver, in the Province of British Columbia, V6E 2E9.

            (hereinafter called the "Company")

                                                               OF THE FIRST PART

AND:

            BRIGITTE M. MCARTHUR, of Suite #407, 13680 - 84th Avenue, Surrey, B.C. V3W 0T6.

            (hereinafter called the "Holder")

                                                              OF THE SECOND PART

WHEREAS:

A. The Holder is a director of the Company or of its subsidiary (a "Director"), or an employee of the Company or its subsidiary (an "Employee"), or a consultant to the Company providing independent services to the Company (a "Consultant").

B. The effective date of this Agreement and the date for reference shall be the 2nd day of April, 2005.

      NOW THEREFORE THIS AGREEMENT WITNESSETH as follows:

1. The Company hereby grants to the Holder upon the terms and conditions hereinafter contained, the sole and exclusive right and option (the "Option") for a period of five (5) years to purchase all or any part of the TWENTY THOUSAND (20,000) shares of its capital as fully paid and non-assessable freely traded shares, exercisable in increments of one-third per year for each year, up to and inclusive of the third anniversary of the effective date hereof, at a price of $0.10 per share (the "option shares"), the grant of such Option being subject always to the provisions as to earlier termination as set out in paragraph 2 hereof.

2.    (a)   SAVE AND EXCEPT as hereinafter provided, in the event that the
            Holder becomes neither a Director nor an Employee nor a Consultant, all rights granted to the Holder hereunder as to any of the option shares and with respect to which the Holder has not theretofore exercised the Holder's Option to purchase shall forthwith cease and determine upon the expiry of a period of thirty (30) days next following the date upon which the Holder becomes neither a Director nor an Employee nor a Consultant.

      (b)   (i)   In the event of the death of the Holder during the term of the
                  Option granted to the Holder under this Agreement, the Holder's personal representatives shall be entitled to purchase all or any part of the option shares; PROVIDED ALWAYS that the Option is exercised and the payment is tendered within one (1) year of the date of death;

            (ii) SAVE AND EXCEPT as expressly provided in sub-clause (i) hereof, the Option granted to the Holder shall cease and determine upon the Holder's death.

3. If the Holder at any time and from time to time during the Option exercise period desires to purchase any of the option shares, the Holder may do so by giving notice to the Company at its Registered Office or Head Office within the time or times herein limited for exercise of the Option and by tendering to the Company at its Registered Office or Head Office the Holder's certified cheque in favour of the Company in the full amount of the purchase price payable hereunder for such number of the option shares comprised in the election.

4. The Option granted under this Agreement is non-assignable and non-transferable.

5.    Time shall be of the essence of this Agreement.

6.    (a)   SAVE AND EXCEPT in the case of the issuance of additional shares of the Company for a consideration, in the case of any re-classification or re-organization of the capital of the Company or in the case of the merger or amalgamation of the Company with or into any other company, or if and whenever the shares of the Company are sub-divided into a greater number or consolidated into a lesser number of shares, or in the event of any payment by the Company of a stock dividend, then as a condition of such re-classification or re-organization of capital, merger, amalgamation, sub-division, consolidation or payment of a stock dividend, this Option shall be adjusted and lawful and adequate provision shall be made whereby the Holder hereof shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Option Agreement and in lieu of the shares of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such re-classification or re-organization of capital, merger, amalgamation, sub-division, consolidation or payment of a stock dividend not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the Holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Option exercise price and of the number of shares purchasable upon the conversion of this Option) shall thereafter be applicable, as nearly as may be in relation to any shares of stock, securities or assets hereafter deliverable upon the exercise hereof.

      (b) The adjustments provided for in this section in the subscription rights pursuant to this Option are cumulative.

      (c) If any question shall at any time arise with respect to any adjustments to be made under this Clause 6, such question shall be conclusively determined by the Company's auditor or, if he declines to so act, any other chartered accountant in Vancouver, B.C. that the Company may designate and who shall have access to all appropriate records, and such determination shall be binding upon the Company and the Holder.

      (d) Nothing in this Clause 6 shall in any way extend the time within which this Option may be exercised.

7. The Holder represents that he/she is a Director, an Employee or a Consultant.

8. The Holder represents that he/she has not been induced to enter into this Agreement by the expectation of any form of remuneration.

9. This Agreement and any amendments thereto are subject to their acceptance for filing with the appropriate securities regulatory authorities.

10. The grant of the Option herein contained shall be subject to its approval by the shareholders of the Company prior to the exercise of all or a portion of the Option if the Holder is an "insider" of the Company, as that term is defined in the Securities Act (British Columbia) and applicable laws in the jurisdiction of the Cayman Islands, B.W.I..

11. Any amendment to this Agreement shall be subject to its approval by the shareholders of the Company if the Option granted herein, as originally constituted, was approved by the shareholders of the Company or if at the time of such amendment the Holder is an "insider" of the Company.

12. This Agreement shall enure to the benefit of the Holder and shall, to the extent hereinbefore provided, enure to the benefit of the Holder's heirs, executors and administrators.

      IN WITNESS WHEREOF the parties hereto have caused these presents to be executed as and from the day, month and year first above written.

THE COMMON SEAL OF                                 )
AQUALSOL ENVIROTECH LTD.                           )
was hereto affixed in the presence of:             )
                                                   )
                                                   )                         c/s
________________________________________           )
                                                   )
                                                   )
________________________________________           )



SIGNED, SEALED and DELIVERED by                    )
BRIGITTE M. MCARTHUR in the                        )
presence of:                                       )
                                                   )
                                                   )
________________________________________           )
Signature                                          )
                                                   )
                                                   )
________________________________________           )        ____________________
Address                                            )        BRIGITTE M. MCARTHUR
                                                   )
________________________________________           )
                                                   )
                                                   )
                                                   )
________________________________________           )
Occupation                                         )

      THIS STOCK OPTION AGREEMENT made as of the 2nd day of April, 2005.

BETWEEN:

            AQUALSOL ENVIROTECH LTD., a company duly incorporated under the laws of the Cayman Islands, B.W.I., having its Registered Office at The registered office is located at The Huntlaw Building, 75 Fort Street, PO Box 190 GT, Grand Cayman, Cayman Islands and its Head Office at Suite 1980 - 1055 West Hastings Street, in the City of Vancouver, in the Province of British Columbia, V6E 2E9.

            (hereinafter called the "Company")

                                                               OF THE FIRST PART

AND:

            TROY VASSOS, of 3332 Redfern Place, North Vancouver, British Columbia, V7N 3W1

            (hereinafter called the "Holder")

                                                              OF THE SECOND PART

WHEREAS:

A. The Holder is a director of the Company or of its subsidiary (a "Director"), or an employee of the Company or its subsidiary (an "Employee"), or a consultant to the Company providing independent services to the Company (a "Consultant").

B. The effective date of this Agreement and the date for reference shall be the 2nd day of April, 2005.

      NOW THEREFORE THIS AGREEMENT WITNESSETH as follows:

1. The Company hereby grants to the Holder upon the terms and conditions hereinafter contained, the sole and exclusive right and option (the "Option") for a period of five (5) years to purchase all or any part of the SIXTY THOUSAND (60,000) shares of its capital as fully paid and non-assessable freely traded shares, exercisable in increments of one-third per year for each year, up to and inclusive of the third anniversary of the effective date hereof, at a price of $0.10 per share (the "option shares"), the grant of such Option being subject always to the provisions as to earlier termination as set out in paragraph 2 hereof.

2.    (a)   SAVE AND EXCEPT as hereinafter provided, in the event that the
            Holder becomes neither a Director nor an Employee nor a Consultant, all rights granted to the Holder hereunder as to any of the option shares and with respect to which the Holder has not theretofore exercised the Holder's Option to purchase shall forthwith cease and determine upon the expiry of a period of thirty (30) days next following the date upon which the Holder becomes neither a Director nor an Employee nor a Consultant.

      (b)   (i)   In the event of the death of the Holder during the term of the
                  Option granted to the Holder under this Agreement, the Holder's personal representatives shall be entitled to purchase all or any part of the option shares; PROVIDED ALWAYS that the Option is exercised and the payment is tendered within one (1) year of the date of death;

            (ii) SAVE AND EXCEPT as expressly provided in sub-clause (i) hereof, the Option granted to the Holder shall cease and determine upon the Holder's death.

3. If the Holder at any time and from time to time during the Option exercise period desires to purchase any of the option shares, the Holder may do so by giving notice to the Company at its Registered Office or Head Office within the time or times herein limited for exercise of the Option and by tendering to the Company at its Registered Office or Head Office the Holder's certified cheque in favour of the Company in the full amount of the purchase price payable hereunder for such number of the option shares comprised in the election.

4. The Option granted under this Agreement is non-assignable and non-transferable.

5.    Time shall be of the essence of this Agreement.

6.    (a)   SAVE AND EXCEPT in the case of the issuance of additional shares of the Company for a consideration, in the case of any re-classification or re-organization of the capital of the Company or in the case of the merger or amalgamation of the Company with or into any other company, or if and whenever the shares of the Company are sub-divided into a greater number or consolidated into a lesser number of shares, or in the event of any payment by the Company of a stock dividend, then as a condition of such re-classification or re-organization of capital, merger, amalgamation, sub-division, consolidation or payment of a stock dividend, this Option shall be adjusted and lawful and adequate provision shall be made whereby the Holder hereof shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Option Agreement and in lieu of the shares of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such re-classification or re-organization of capital, merger, amalgamation, sub-division, consolidation or payment of a stock dividend not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the Holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Option exercise price and of the number of shares purchasable upon the conversion of this Option) shall thereafter be applicable, as nearly as may be in relation to any shares of stock, securities or assets hereafter deliverable upon the exercise hereof.

      (b) The adjustments provided for in this section in the subscription rights pursuant to this Option are cumulative.

      (c) If any question shall at any time arise with respect to any adjustments to be made under this Clause 6, such question shall be conclusively determined by the Company's auditor or, if he declines to so act, any other chartered accountant in Vancouver, B.C. that the Company may designate and who shall have access to all appropriate records, and such determination shall be binding upon the Company and the Holder.

      (d) Nothing in this Clause 6 shall in any way extend the time within which this Option may be exercised.

7. The Holder represents that he/she is a Director, an Employee or a Consultant.

8. The Holder represents that he/she has not been induced to enter into this Agreement by the expectation of any form of remuneration.

9. This Agreement and any amendments thereto are subject to their acceptance for filing with the appropriate securities regulatory authorities.

10. The grant of the Option herein contained shall be subject to its approval by the shareholders of the Company prior to the exercise of all or a portion of the Option if the Holder is an "insider" of the Company, as that term is defined in the Securities Act (British Columbia) and applicable laws in the jurisdiction of the Cayman Islands, B.W.I..

11. Any amendment to this Agreement shall be subject to its approval by the shareholders of the Company if the Option granted herein, as originally constituted, was approved by the shareholders of the Company or if at the time of such amendment the Holder is an "insider" of the Company.

12. This Agreement shall enure to the benefit of the Holder and shall, to the extent hereinbefore provided, enure to the benefit of the Holder's heirs, executors and administrators.

      IN WITNESS WHEREOF the parties hereto have caused these presents to be executed as and from the day, month and year first above written.

THE COMMON SEAL OF                                 )
AQUALSOL ENVIROTECH LTD.                           )
was hereto affixed in the presence of:             )
                                                   )
                                                   )                         c/s
                                                   )
______________________________________             )
                                                   )
______________________________________             )



SIGNED, SEALED and DELIVERED by                    )
TROY VASSOS in the presence of:                    )
                                                   )
                                                   )
______________________________________             )
Signature                                          )
                                                   )
                                                   )
______________________________________             )        ____________________
Address                                            )        TROY VASSOS
                                                   )
                                                   )
______________________________________             )
                                                   )
                                                   )
______________________________________             )
Occupation                                         )

      THIS STOCK OPTION AGREEMENT made as of the 2nd day of April, 2005.

BETWEEN:

            AQUALSOL ENVIROTECH LTD., a company duly incorporated under the laws of the Cayman Islands, B.W.I., having its Registered Office at The registered office is located at The Huntlaw Building, 75 Fort Street, PO Box 190 GT, Grand Cayman, Cayman Islands and its Head Office at Suite 1980 - 1055 West Hastings Street, in the City of Vancouver, in the Province of British Columbia, V6E 2E9.

            (hereinafter called the "Company")

                                                               OF THE FIRST PART

AND:

            YENYOU ZHENG, of 116 - 1525 West 57th Avenue, Vancouver, BC V6P 6E9

            (hereinafter called the "Holder")

                                                              OF THE SECOND PART

WHEREAS:

A. The Holder is a director of the Company or of its subsidiary (a "Director"), or an employee of the Company or its subsidiary (an "Employee"), or a consultant to the Company providing independent services to the Company (a "Consultant").

B. The effective date of this Agreement and the date for reference shall be the 2nd day of April, 2005.

      NOW THEREFORE THIS AGREEMENT WITNESSETH as follows:

1. The Company hereby grants to the Holder upon the terms and conditions hereinafter contained, the sole and exclusive right and option (the "Option") for a period of five (5) years to purchase all or any part of the SIXTY THOUSAND (60,000) shares of its capital as fully paid and non-assessable freely traded shares, exercisable in increments of one-third per year for each year, up to and inclusive of the third anniversary of the effective date hereof, at a price of $0.10 per share (the "option shares"), the grant of such Option being subject always to the provisions as to earlier termination as set out in paragraph 2 hereof.

2.    (a)   SAVE AND EXCEPT as hereinafter provided, in the event that the
            Holder becomes neither a Director nor an Employee nor a Consultant, all rights granted to the Holder hereunder as to any of the option shares and with respect to which the Holder has not theretofore exercised the Holder's Option to purchase shall forthwith cease and determine upon the expiry of a period of thirty (30) days next following the date upon which the Holder becomes neither a Director nor an Employee nor a Consultant.

      (b)   (i)   In the event of the death of the Holder during the term of the
                  Option granted to the Holder under this Agreement, the Holder's personal representatives shall be entitled to purchase all or any part of the option shares; PROVIDED ALWAYS that the Option is exercised and the payment is tendered within one (1) year of the date of death;

            (ii) SAVE AND EXCEPT as expressly provided in sub-clause (i) hereof, the Option granted to the Holder shall cease and determine upon the Holder's death.

3. If the Holder at any time and from time to time during the Option exercise period desires to purchase any of the option shares, the Holder may do so by giving notice to the Company at its Registered Office or Head Office within the time or times herein limited for exercise of the Option and by tendering to the Company at its Registered Office or Head Office the Holder's certified cheque in favour of the Company in the full amount of the purchase price payable hereunder for such number of the option shares comprised in the election.

4. The Option granted under this Agreement is non-assignable and non-transferable.

5.    Time shall be of the essence of this Agreement.

6.    (a)   SAVE AND EXCEPT in the case of the issuance of additional shares of the Company for a consideration, in the case of any re-classification or re-organization of the capital of the Company or in the case of the merger or amalgamation of the Company with or into any other company, or if and whenever the shares of the Company are sub-divided into a greater number or consolidated into a lesser number of shares, or in the event of any payment by the Company of a stock dividend, then as a condition of such re-classification or re-organization of capital, merger, amalgamation, sub-division, consolidation or payment of a stock dividend, this Option shall be adjusted and lawful and adequate provision shall be made whereby the Holder hereof shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Option Agreement and in lieu of the shares of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such re-classification or re-organization of capital, merger, amalgamation, sub-division, consolidation or payment of a stock dividend not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the Holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Option exercise price and of the number of shares purchasable upon the conversion of this Option) shall thereafter be applicable, as nearly as may be in relation to any shares of stock, securities or assets hereafter deliverable upon the exercise hereof.

      (b) The adjustments provided for in this section in the subscription rights pursuant to this Option are cumulative.

      (c) If any question shall at any time arise with respect to any adjustments to be made under this Clause 6, such question shall be conclusively determined by the Company's auditor or, if he declines to so act, any other chartered accountant in Vancouver, B.C. that the Company may designate and who shall have access to all appropriate records, and such determination shall be binding upon the Company and the Holder.

      (d) Nothing in this Clause 6 shall in any way extend the time within which this Option may be exercised.

7. The Holder represents that he/she is a Director, an Employee or a Consultant.

8. The Holder represents that he/she has not been induced to enter into this Agreement by the expectation of any form of remuneration.

9. This Agreement and any amendments thereto are subject to their acceptance for filing with the appropriate securities regulatory authorities.

10. The grant of the Option herein contained shall be subject to its approval by the shareholders of the Company prior to the exercise of all or a portion of the Option if the Holder is an "insider" of the Company, as that term is defined in the Securities Act (British Columbia) and applicable laws in the jurisdiction of the Cayman Islands, B.W.I..

11. Any amendment to this Agreement shall be subject to its approval by the shareholders of the Company if the Option granted herein, as originally constituted, was approved by the shareholders of the Company or if at the time of such amendment the Holder is an "insider" of the Company.

12. This Agreement shall enure to the benefit of the Holder and shall, to the extent hereinbefore provided, enure to the benefit of the Holder's heirs, executors and administrators.

      IN WITNESS WHEREOF the parties hereto have caused these presents to be executed as and from the day, month and year first above written.

THE COMMON SEAL OF                                 )
AQUALSOL ENVIROTECH LTD.                           )
was hereto affixed in the presence of:             )
                                                   )
                                                   )                         c/s
______________________________________             )
                                                   )
                                                   )
______________________________________             )



SIGNED, SEALED and DELIVERED by                    )
YENYOU ZHENG in the presence of:                   )
                                                   )
                                                   )
______________________________________             )
Signature                                          )
                                                   )
                                                   )
______________________________________             )        ____________________
Address                                            )        YENYOU ZHENG
                                                   )
______________________________________             )
                                                   )
                                                   )
                                                   )
______________________________________             )
Occupation                                         )